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                                                                    EXHIBIT 99.1
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                          SECURITIES PURCHASE AGREEMENT

                                  BY AND AMONG


                       DUALSTAR TECHNOLOGIES CORPORATION,




                                       AND




                                MADELEINE, L.L.C.




                                OCTOBER 27, 2003















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                                TABLE OF CONTENTS
                                -----------------


Article I Issuance and Sale of Shares; Closing.................................1
   1.1.     Issuance and Sale of the Common Shares.............................1
   1.2.     Payment; Surrender of Note.........................................1
   1.3.     Closing............................................................1
   1.4.     Closing Deliveries.................................................1

Article II Representations and Warranties of the Purchaser.....................2
   2.1.     Organization and Standing..........................................2
   2.2.     Corporate Power....................................................2
   2.3.     Authorization; No Conflict.........................................2
   2.4.     Experience.........................................................3
   2.5.     Investment.........................................................3
   2.6.     Restricted Securities..............................................3
   2.7.     Risk Factors.......................................................3
   2.8.     Legend.............................................................4
   2.9.     Access to Data.....................................................4
   2.10.    Brokers or Finders.................................................4
   2.11.    Intent of Representations and Warranties...........................4

Article III Representations and Warranties of the Company......................5
   3.1.     Organization and Standing; Certificate of Incorporation and
               Bylaws..........................................................5
   3.2.     Corporate Power....................................................5
   3.3.     Subsidiaries.......................................................5
   3.4.     Capitalization.....................................................6
   3.5.     Authorization......................................................6
   3.6.     Compliance with Other Instruments..................................6
   3.7.     No Governmental or Third Party Consent.............................7
   3.8.     Offering...........................................................7
   3.9.     Brokers or Finders.................................................7
   3.10.    SEC Reports........................................................7
   3.11.    Absence of Undisclosed Liabilities.................................7
   3.12.    Compliance With Law................................................8

Article IV Miscellaneous.......................................................8
   4.1.     Governing Law......................................................8
   4.2.     Consent to Jurisdiction............................................8
   4.3.     Waiver of Jury Trial...............................................8
   4.4.     Further Assurances.................................................8
   4.5.     Survival...........................................................9
   4.6.     Successors and Assigns.............................................9
   4.7.     Entire Agreement; Amendment........................................9
   4.8.     Notices............................................................9
   4.9.     Delays or Omissions................................................9
   4.10.    Counterparts......................................................10


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   4.11.    Severability......................................................10
   4.12.    Titles and Subtitles..............................................10



Exhibits
--------

A  -   Termination and Release Agreement
B  -   Option Termination Agreement
C  -   Warrant Termination Agreement
D  -   Registration Rights Agreement

                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement (the "AGREEMENT") is made as of October 27, 2003, by and among DUALSTAR TECHNOLOGIES CORPORATION, a Delaware corporation, located at 11-30 47th Avenue, Long Island City, New York 11101 (the "COMPANY"), and MADELEINE, L.L.C., a New York limited liability company located at 450 Park Avenue, 28th Floor, New York, New York 10022 or its designee (the "PURCHASER").

         WHEREAS, the Company issued a promissory note, originally dated December 1, 1999 (such note, as modified or extended from time to time, together with all notes issued in exchange or replacement therefor, the "NOTE"), in favor of the Purchaser for the principal sum of twelve million five hundred thousand dollars ($12,500,000); and

         WHEREAS, the parties have agreed that the Company will issue, sell and deliver to the Purchaser 7,659,899 shares of the Company's Common Stock, par value $0.01 (the "COMMON SHARES"), in consideration for the forgiveness by Purchaser of the outstanding balance due under the Note equal to $6,333,846 (the "PURCHASE PRICE");

         NOW, THEREFORE, in consideration of the foregoing premises and the covenants and agreements contained herein, the parties agree as follows:


                                   ARTICLE I

                      ISSUANCE AND SALE OF SHARES; CLOSING

     1.1. Issuance and Sale of the Common Shares. Subject to the terms of this Agreement, at the Closing (as defined below), the Company will issue, sell and deliver the Common Shares to the Purchaser, and the Purchaser will purchase the Common Shares from the Company.

     1.2. Payment; Surrender of Note. In consideration for the issuance, sale and delivery of the Common Shares to the Purchaser, the Purchaser shall pay to the Company the Purchase Price, which shall be payable by delivery to the Company of the Note and a termination and release of the obligations thereunder.

     1.3. Closing. The closing of the issuance and sale of the Common Shares (the "CLOSING") shall be held at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue in New York, New York at 10:00 a.m., local time, on the date hereof (the "CLOSING DATE").

     1.4. Closing Deliveries. At the Closing,

         (a) the Purchaser shall surrender and deliver the Note to the Company for cancellation;

         (b) each of the Purchaser and the Company shall execute and deliver to the other party a termination and release agreement in the form attached hereto as Exhibit A (the "RELEASE").

         (c) the Company shall deliver or cause to be delivered to the Purchaser certificates representing the Common Shares, duly endorsed in blank by the Company, or accompanied by blank stock powers, and with all necessary transfer tax and other revenue stamps, acquired at the Company's expense, affixed and cancelled;

         (d) certain of the officers of the Company shall execute and deliver to the Company an Option Termination Agreement in the form attached hereto as Exhibit B (collectively, the "OPTION TERMINATION AGREEMENTS"), pursuant to which the officers will surrender options for shares of the Company's capital stock held by them and release the Company from its obligations with respect thereto;

         (e) DSTR Warrant Co., LLC, a Delaware limited liability company and an affiliate of Purchaser ("WARRANTCO"), shall surrender its rights under that certain Warrant Agreement, dated as of November 8, 2000, by and between the Company and WarrantCo, a Delaware limited liability company and an affiliate of Purchaser ("WARRANTCO"), and deliver to the Company an executed copy of a Warrant Termination Agreement in the form attached hereto as Exhibit C (the "WARRANT TERMINATION AGREEMENT"); and

         (f) the Company shall deliver to the Purchaser an executed copy of a Registration Rights Agreement in the form attached hereto as Exhibit D (the "REGISTRATION RIGHTS AGREEMENT").


                                   ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         The Purchaser represents and warrants to the Company as follows:

     2.1. Organization and Standing. The Purchaser is a limited liability company duly organized and existing under and by virtue of the laws of New York and is in good standing under such laws.

     2.2. Corporate Power. The Purchaser has all requisite legal power and authority to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement and the other Transaction Documents to which it is a party.

     2.3. Authorization; No Conflict. All legal action on the part of the Purchaser and its members necessary for the authorization, execution, delivery and performance of this Agreement and the other Transaction Documents and the performance of all of the Purchaser's obligations under this Agreement and the other Transaction Documents to which it is a party has been taken. This Agreement and the other Transaction Documents when executed and delivered by the Purchaser, shall constitute the valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules governing specific performance, injunctive relief or other equitable remedies. The execution and performance of the transactions contemplated by this Agreement by the Purchaser and the compliance with its respective provisions by the Purchaser will not (a) conflict with or violate the organizational documents of the Purchaser or (b) require the Purchaser to make any filing with, or obtain any permit, authorization, consent or approval of any agency, bureau, commission, court, authority, department, official, political subdivision, tribunal or other instrumentality of any government (a "GOVERNMENTAL ENTITY") so as to not have a material adverse effect on the ability of the Purchaser to complete the transactions contemplated by this Agreement.

     2.4. Experience. Purchaser and each entity for whom Purchaser is acting as nominee is an accredited investor within the meaning of Regulation D promulgated under the Securities Act and, by virtue of its experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, it is capable of evaluating the merits and risks of its investment in the Common Shares and has the capacity to protect its own interests.

     2.5. Investment. The Purchaser is acquiring the Common Shares, for investment purposes only and not with the view to, or for resale in connection with, any distribution of any part thereof in violation of the Securities Act. The Purchaser understands that the Common Shares have not been registered under the Securities Act or applicable state and other securities laws by reason of a specific exemption from the registration provisions of the Securities Act and applicable state and other securities laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser acknowledges and is aware of the following:

         (a) there will be substantial restrictions on the transferability of the Common Shares arising under the applicable securities laws; and

         (b) no representation, guarantee or warranty has been made to the Purchaser by the Company, its officers, directors, agents, or employees or any other person, expressly or by implication, as to the profitability of the Company or the Common Shares, except for those representations and warranties set forth in this Agreement and the other Transaction Documents.

     2.6. Restricted Securities. The Purchaser will not sell or otherwise transfer the Common Shares, without registration under the Securities Act or applicable state securities laws or an exemption therefrom. The Common Shares have not been registered under the Securities Act or under the securities laws of certain states. The Purchaser is aware that an exemption from the registration requirements of the Securities Act pursuant to Rule 144 promulgated thereunder is not presently available; and, except as provided in the Registration Rights Agreement with respect to the Common Shares, the Company has no obligation to register the Common Shares, or to make available an exemption from the registration requirements pursuant to such Rule 144 or any successor rule for resale of the Common Shares.

     2.7. Risk Factors. The Purchaser recognizes that investment in the Common Shares involves substantial risks, including loss of the entire amount of such investment. Further, it has carefully read and considered the matters set forth under the caption "Risk Factors" in the Company's SEC Reports and has taken full cognizance of and understands all of the risks related to the purchase of Common Shares.

     2.8. Legend. The Purchaser acknowledges that the Common Shares and the certificate(s) representing the Common Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:

          "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS, WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE."

         The Company may place a stop transfer order on its transfer books against the Common Shares to enforce the foregoing restrictions. As soon as such restrictions are lifted, the Company shall take all necessary steps to remove from the Common Shares or any certificate(s) evidencing the Common Shares, and shall remove any stop transfer order on its transfer books pertaining to such restrictions against the Common Shares.

     2.9. Access to Data. The Purchaser has had an opportunity to discuss the Company's and its subsidiaries' business, management, financial affairs and prospects with its management, the opportunity to review the Company's and its subsidiaries' facilities and Company's SEC Reports and the opportunity to ask questions of officers and directors of the Company. The Purchaser has carefully considered and has, to the extent it believes such discussion necessary, discussed with its professional legal, tax, accounting and financial advisors the suitability of an investment in the Common Shares for its particular tax and financial situation and has determined that the Common Shares are a suitable investment for it. The Purchaser acknowledges that (i) it has had the right to request copies of any documents, records, and books pertaining to this investment and (ii) any such documents, records and books which it requested have been made available for inspection by it, its attorney, accountant or adviser(s).

     2.10. Brokers or Finders. The Purchaser has not retained any investment banker, broker or finder. The Purchaser will indemnify and hold the Company harmless against any liability, settlement or expense arising out of, or in connection with, any such claim.

     2.11. Intent of Representations and Warranties. The Purchaser acknowledges and represents to the Company that it is making the foregoing representations and warranties with the intent that they may be relied upon by the Company in determining the suitability of the sale of the Common Shares to the Purchaser for purposes of the federal and state securities laws.

                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Purchaser as of the date hereof as follows:

     3.1. Organization and Standing; Certificate of Incorporation and Bylaws. The Company and each of its subsidiaries are duly incorporated and existing under, and by virtue of, the laws of the state of their respective organization are in good standing under such laws. The Company and each of its subsidiaries have the requisite corporate power and authority to own and operate their respective properties and assets, and to carry on their respective business as now conducted and as proposed to be conducted. The Company and each of its subsidiaries are qualified to do business as foreign corporations in each jurisdiction in which such qualification is required, except to the extent that the failure to so qualify would not have a Company Material Adverse Effect. A "COMPANY MATERIAL ADVERSE EFFECT" means that a material adverse effect has or is likely to occur on the assets, liabilities, condition (financial or otherwise), cash flows, operating results, or business of the Company and its subsidiaries (taken as a whole), from that reflected in the June 30, 2003 financial statements of the Company; provided that continuing operating losses in the ordinary course of business and consequences therefrom, including, but not limited to, any deficiency in liquidity, and any failure to obtain surety bonds and consequences thereof, shall not constitute a Company Material Adverse Effect. The Company has furnished the Purchaser with true, correct and complete copies of its Restated Certificate of Incorporation and Bylaws, as amended and restated to date, certified by the Delaware Secretary of State and by the Secretary of the Company, respectively. The Company has made available to Purchaser accurate and complete copies in all material respects of the minutes and other records of the meetings and other proceedings (including any actions taken by written consent or otherwise without a meeting) of the shareholders, the board of directors and all committees of the board of directors.

     3.2. Corporate Power. The Company has all requisite corporate power and authority to execute and deliver this Agreement, the Release, the Registration Rights Agreement, the Option Termination Agreements, the Warrant Termination Agreement and all documents executed in connection therewith, and to issue and deliver the Common Shares and to carry out and perform its obligations under the terms of this Agreement, the Registration Rights Agreement, the Option Termination Agreements, the Warrant Termination Agreement, the Waiver and all documents executed in connection therewith (together with, when executed and delivered, the "TRANSACTION DOCUMENTS"). The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of the Company.

     3.3. Subsidiaries. Except as set forth in Schedule 3.3, the Company has no subsidiaries or affiliated companies and does not otherwise own or control, directly or indirectly, any equity interest in any corporation, association, partnership or business entity, nor has the Company made any commitment or subscribed for the purchase of any such equity interest. The Company owns all of the outstanding voting securities and other equity interests, if any, and all rights to acquire such securities, of those subsidiaries which are set forth in
Schedule 3.3 (the "SUBSIDIARIES").

     3.4. Capitalization. (a) The authorized capital stock of the Company consists of 25,000,000 shares of Common Stock, of which 16,501,568 shares are issued and outstanding as of the date hereof.

         (b) Except as set forth in Schedule 3.4, there are no options, warrants or other rights outstanding to purchase or acquire, or any securities convertible into or exchangeable for, nor has the Company or its subsidiaries agreed to issue or reissue, other than pursuant to this Agreement, any of the Company's authorized and unissued capital stock of the Company or its subsidiaries. To the Company's best knowledge, there are no voting agreements concerning any of the outstanding securities of the Company or its subsidiaries. Other than (i) as contemplated in the Registration Rights Agreement and (ii) as set forth in the registration rights agreements, dated December 1, 1999 and November 8, 2000, by and between the Company and the Purchaser, there are no agreements to register any of the Company's securities. No person will be entitled to any preemptive rights with respect to the Common Shares.

     3.5. Authorization. All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement and the other Transaction Documents by the Company, the authorization, sale, issuance and delivery of the Common Shares, and the performance of all of the Company's obligations under this Agreement and the other Transaction Documents have been taken. This Agreement and the other Transaction Documents have been duly executed and delivered on behalf of the Company. This Agreement and the other Transaction Documents constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The Common Shares will be free of any liens or encumbrances, in all cases, subject to restrictions on transfer pursuant to the Registration Rights Agreement and under state and/or federal securities laws.

     3.6. Compliance with Other Instruments. Except as set forth in Schedule 3.6, neither the Company nor any of its subsidiaries is in violation or default of any provision of its organizational documents or of any mortgage, indenture, contract, agreement, instrument, judgment or decree to which the Company or any of its subsidiaries is a party or by which any of them is bound, except as would not individually or in the aggregate have a Company Material Adverse Effect (except for the Madeleine Loan, as such term is defined in the Company's Annual Report on Form 10-K for the period ended June 30, 2003). The execution, delivery and performance by the Company of this Agreement, the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, will not result in any violation of or conflict with the Company's Restated Certificate of Incorporation or Bylaws, as amended and restated (or as proposed to be amended by the Amendment to the Certificate of Incorporation), or the organizational documents of any subsidiary and will not result in any violation of or conflict with, or constitute a default under, any mortgage, indenture, contract, agreement, instrument, judgment or decree to which the Company or any of its subsidiaries is a party or by which any of them is bound or in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or any of its subsidiaries, except as would not individually or in the aggregate have a Company Material Adverse Effect.

     3.7. No Governmental or Third Party Consent. No consent, approval or authorization of or registration, qualification, designation, declaration or filing with, any governmental authority or any other person or entity on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the other Transaction Documents, except for such filings as may be required in connection with the exemption under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or the qualification (or the exemption from qualification, if available) under applicable blue sky laws, which filings and qualifications, if required, will be accomplished in a timely manner.

     3.8. Offering. Subject to the accuracy of the Purchaser's representations in Section 2 hereof, the offer, sale and issuance of the Common Shares pursuant to this Agreement, constitute transactions exempt from the registration requirements of Section 5 of the Securities Act.

     3.9. Brokers or Finders. Neither the Company nor any of its subsidiaries has retained any investment banker, broker or finder in connection with the transactions contemplated by this Agreement, and there are no brokerage commissions, finder's fees or similar items of compensation payable in connection therewith based on any arrangement or agreement made by or on behalf of the Company.

     3.10. SEC Reports. The Company has filed with the Securities and Exchange Commission (the "COMMISSION") and provided to the Purchaser all forms, reports and documents required to be filed by the Company since June 30, 2000 and prior to the date hereof (collectively, the "COMPANY'S SEC REPORTS") pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder (the "EXCHANGE ACT"), all of which, when filed, complied in all material respects with all applicable requirements of the Exchange Act. As of their respective dates, the Company's SEC Reports did not contain any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited interim consolidated financial statements of the Company and its subsidiaries included in the Company's SEC Reports incorporated by reference therein were prepared in accordance with generally accepted accounting principles ("GAAP") (subject, in the case of such unaudited financial statements, to the absence of complete footnotes) applied on a consistent basis (except as indicated therein or in the notes thereto) and fairly present in all material respects the consolidated financial position of the Company and its subsidiaries at the dates thereof and the results of its consolidated operations and cash flows for the periods then ended (subject in the case of the unaudited interim financial statements, to normal year-end audit adjustments, which shall not be material in amount or nature).

     3.11. Absence of Undisclosed Liabilities. Except as set forth in Schedule 3.11, neither the Company nor any of its subsidiaries, considered as a whole, has any liability or obligation, absolute or contingent, that is not reflected in the consolidated financial statements, including the Notes thereto, included in the Company's SEC Reports filed prior to the date hereof, other than obligations and liabilities which taken individually or in the aggregate would not have a Company Material Adverse Effect.

     3.12. Compliance With Law. The Company and its subsidiaries are conducting and have conducted their respective businesses and operations in compliance with all governmental rules and regulations applicable thereto, including without limitation those relating to occupational safety, environmental, health and employment practices, and are not in violation or default in any respect under any statute, law, ordinance, rule, regulation, judgment, order, decree, concession, grant, franchise, license or other governmental authorization or approval applicable to it or any of its properties, except in each case where an adverse outcome would not individually or in the aggregate have a Company Material Adverse Effect.


                                   ARTICLE IV

                                  MISCELLANEOUS

     4.1. Governing Law. This agreement shall be governed in all respects by the internal laws of the State of New York without regard to its conflicts of laws provisions; provided however, that the General Corporation Law of the State of Delaware shall apply to any matter relating to corporate governance of the Company or the Common Shares.

     4.2. Consent to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally agrees that any action, suit or proceeding, at law or equity, arising out of or relating to this Agreement or any agreements or transactions contemplated hereby shall only be brought in any federal court of the Southern District of New York or any state court located in New York County, State of New York, and hereby irrevocably and unconditionally waives (by way of motion, as a defense or otherwise) any and all jurisdictional, venue and convenience objections or defenses that such party may have in such action, suit or proceeding. Each party hereby irrevocably and unconditionally consents to the service of process of any of the aforementioned courts. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law or commence legal proceedings or otherwise proceed against any other party in any other jurisdiction to enforce judgments obtained in any action, suit or proceeding brought pursuant to this Section 4.2.

     4.3. Waiver of Jury Trial. THE COMPANY AND THE PURCHASER HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR THE VALIDITY, INTERPRETATION OR ENFORCEMENT HEREOF. THE COMPANY AND THE PURCHASER AGREE THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND WOULD NOT ENTER INTO THIS AGREEMENT IF THIS SECTION WERE NOT PART OF THIS AGREEMENT.

     4.4. Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     4.5. Survival. Subject to the limitations set forth in this Article IV, all representations and warranties of the Purchaser and the Company in this Agreement shall survive the execution, delivery and performance of this Agreement for a period of eighteen (18) months following the Closing Date.

     4.6. Successors and Assigns. The Purchaser may assign and transfer its rights and obligations under this Agreement to its affiliates (now existing or arising in the future) or any affiliate thereof in compliance with applicable laws. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto.

     4.7. Entire Agreement; Amendment. This Agreement, its attachments and the other documents delivered pursuant hereto at the Closing constitute the full and entire understanding and agreement between the parties and their affiliates with regard to the subjects hereof and thereof. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written agreement of the Company and the Purchaser.

     4.8. Notices. All notices and other communications required or permitted hereunder to a party shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger including Federal Express or similar courier services, addressed to such party at the address set forth in the introductory paragraph of this Agreement, or at such other address as each party shall have last furnished to the other in writing. Notices to the Company shall be sent to: Dual Star Technologies Corporation, 11-30 47th Avenue, Long Island City, New York, 11101, Attn: Mr. Gregory Cuneo with a copy to Bernard S. Carrey, Esq. Thompson Hine LLP, One Chase Manhattan Plaza, 58th Floor, New York, New York 10005. Notices to the Purchaser shall be sent to: Madeleine L.L.C., 299 Park Avenue, 22nd Floor, New York, New York 10022, Attn: Mr. Mark A. Neporent and Mr. Ronald J. Kravit, with a copy to: Stuart D. Freedman, Esq., Schulte Roth & Zabel LLP, 900 Third Avenue, New York, New York 10022. Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, the day after the same has been deposited with an airborne courier service, or if sent by mail or courier, at the earlier of its receipt or seventy-two (72) hours after the same has been deposited with the United States Postal Service or addressed and mailed as aforesaid.

     4.9. Delays or Omissions. Except as expressly provided herein, no failure on the part of any party to this Agreement to exercise, and no delay in exercising, any right under this Agreement or any other Transaction Document shall impair such right or operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement or any other Transaction Document preclude any other or further exercise thereof or the exercise of any other right. The rights of the Purchaser under this Agreement, the Restated Notes or any other Transaction Documents against any party thereto are not conditional or contingent on any attempt by the Purchaser to exercise any rights under any other Transaction Document against such party or against any other person. No waiver of any single breach or default shall be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character in respect of any breach or default under this Agreement or any other Transaction Document, or any waiver of any provisions or conditions of this Agreement or any other Transaction Document, must be in writing (signed by the party granting such waiver, permit, consent or approval) and shall be effective only to the extent specifically set forth in such writing. Without limiting the generality of the foregoing, the Purchaser shall not be deemed to have waived any condition set forth in Section 6.1 unless the Purchaser expressly and specifically waives such condition in writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement or any other Transaction Document, shall be cumulative and not alternative.

     4.10. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the party actually executing such counterparts, and all of which together shall constitute one instrument.


     4.11. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

     4.12. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.


                                    * * * * *

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                          DUALSTAR TECHNOLOGIES CORPORATION,
                                             a Delaware corporation


                                          By:
                                             --------------------------------
                                               Name:
                                               Title:



                                          MADELEINE, L.L.C.


                                          By:
                                             --------------------------------
                                               Name:
                                               Title: